Government Obligations Trust
Prime Obligations Trust
Treasury Obligations Trust

Trust Shares

Portfolios of Money Market Obligations Trust

Supplement to the Prospectus dated September 30, 2007.

On page 6 of the prospectus please delete footnote #3 in the “Fees and Expenses” table and replace with the following:

“3.Includes a shareholder services/account administration fee of 0.25% which is used to compensate intermediaries for shareholder services or account administrative services relating to the Trust Shares. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein. With respect to Prime Fund and Treasury Fund, the administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. Total other expenses paid by the Government Fund, Prime Fund and Treasury Fund (after the voluntary waivers) were 0.34%, 0.33% and 0.33%, respectively, for the fiscal year ended July 31, 2007.”

On page 15 of the prospectus please insert the following immediately after the sub-section entitled “Rule 12b-1 Fees”:

“Service Fees
A Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.”

June 27, 2008

Federated Securities Corp., Distributor

Cusip 60934N153
Cusip 60934N146
Cusip 60934N120
38750 (6/08)